Rule 497(e)

File Nos. 333-44839 and 811-03249

THE AICPA VARIABLE ANNUITY

A Flexible Premium Deferred Variable Annuity

Issued by Great-West Life & Annuity Insurance Company

Supplement dated May 17, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2001

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2001.

Sale of Business:

On January 24, 2019, Great-West Life & Annuity Insurance Company (“Great-West”) announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this contract. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective will agree to provide administration for this contract in accordance with their terms and conditions. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions.

Effective on or about June 3, 2019, the following name change will occur, and all references to the old name in the Prospectus and SAI is hereby deleted and replaced with the new name:

Old Name	New Name
Dreyfus Stock Index Fund, Inc.	BNY Mellon Stock Index Fund, Inc.
Dreyfus Stock Index Fund, Inc.	BNY Mellon Stock Index Fund, Inc.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033, or write to

Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2001.

Please read this Supplement carefully and retain it for future reference.